SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 26, 2005

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     814-00631                 52-2050585
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

146 Maryville Pike Suite 201, Knoxville, Tennessee                      37920
     (Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:               (865) 539-5300

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

      Effective July 26, 2005, Celerity Systems, Inc. ("Celerity"), based upon the recommendation of and approval by Celerity's Board of Directors, approved a resolution to engage the services of Worldwide Stock Transfer, LLC ("Worldwide") as its new transfer agent. Worldwide is located at 885 Queen Anne Road, Teaneck, New Jersey 07666, telephone number (201) 357-4809, fax number (201) 836-6461.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 3, 2005                    CELERITY SYSTEMS, INC.

                                        By:    /s/ Robert Legnosky
                                               ---------------------------------
                                        Name:  Robert Legnosky
                                        Title: President, Chief Executive
                                               Officer and Chairman of the Board


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